NORTHEAST INVESTORS GROWTH FUND

Supplement dated February 27, 2017

to the Summary Prospectus and Prospectus

dated May 1, 2016, as supplemented

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and Prospectus.

____________________________________

William A. Oates, Jr. no longer serves as the President and a portfolio manager of Northeast Investors Growth Fund (the “Fund”) or as a Trustee on the Fund’s Board as a result of his death on February 14, 2017.  Accordingly, all references to Mr. Oates in the Summary Prospectus and Prospectus are hereby deleted.

John F. Francini, Jr. and Nancy M. Mulligan remain as Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of its portfolio; they have served in these capacities since 2007.  Mr. Francini is a director of Northeast Management & Research Company, Inc. (the “Adviser” or “NMR”) and vice-president of the Fund; he has served in these capacities since 2007.  Ms. Mulligan is also a director (since 2007) and president (since 2017) of the Adviser and the Fund’s President and a Trustee and the Chairman of the Fund’s Board (since February 16, 2017).  Mr. Francini and Ms. Mulligan are also portfolio managers, officers and directors of Northeast Investment Management, Inc. (“NIM”), a registered investment adviser.

On February 16, 2017, the Fund’s Board, including all the Fund’s Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940) of the Fund, approved a new investment advisory agreement with the Adviser.  The terms of the new investment advisory agreement are the same as the terms of the Fund’s previous investment advisory agreement with the Adviser (including the same rate at which the investment advisory fee is calculated), except that the new investment advisory agreement is dated February 16, 2017 and will terminate on July 14, 2017.  The Fund’s previous investment advisory agreement with the Adviser terminated by its terms in accordance with the requirements of the Investment Company Act of 1940 upon the death of Mr. Oates, who was a controlling person of the Adviser.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

NORTHEAST INVESTORS GROWTH FUND

Supplement dated February 27, 2017

to the Statement of Additional Information (“SAI”)

dated May 1, 2016, as supplemented

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the SAI.

____________________________________

William A. Oates, Jr. no longer serves as the President and a portfolio manager of Northeast Investors Growth Fund (the “Fund”) or as a Trustee on the Fund’s Board as a result of his death on February 14, 2017.  Accordingly, all references to Mr. Oates in the SAI are hereby deleted.  John F. Francini, Jr. and Nancy M. Mulligan will remain as Co-Portfolio Managers of the Fund.

On February 16, 2017, Ms. Mulligan was appointed as the Fund’s President and a Trustee on, and Chairman of, the Board.  Accordingly, the following changes are made to the SAI:

The following information replaces the information regarding Ms. Mulligan in the table in the section of the SAI entitled “Trustees and Officers.”

Name/Age/Service* Interested Trustees and Fund Officers	Position	Principal Occupation(s) and Other Directorships During the Past Five Years
Nancy M. Mulligan** Age: 49 Years of Service: 0	Trustee, Chairman and President

Trustee, Chairman and President of Northeast Investors Growth Fund (since 2017); Formerly, Vice President of Northeast Investors Growth Fund; President (since 2017) and Director of Northeast Investment Management, Inc.; President (since 2017) and Director Northeast Management & Research Co., Inc.

* **

The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

Ms. Mulligan is an interested Trustee because of her affiliation with the Fund’s investment adviser.

The following information is added to the sub-section of the Fund’s SAI entitled “The Trustees” in the section of the SAI entitled “Trustees and Officers.”

Nancy M. Mulligan (Interested Trustee)

Ms. Mulligan has been an officer and co-portfolio manager of the Fund since 2007. She holds the CERTIFIED FINANCIAL PLANNER™ designation.  She is also the President, and a portfolio manager for and director of Northeast Investment Management, Inc. – a registered investment adviser and manager of private accounts and the President and a director of Northeast Management & Research Company, Inc., the Fund’s investment adviser.  She began her business career with Chase Private Banking as an Investment Associate where she was responsible for investment management and trust administration of Investment Management, Trust and IRA accounts.

The first and third paragraphs of the sub-section of the Fund’s SAI entitled “The Board/Committees” in the section of the SAI entitled “Trustees and Officers” are hereby deleted and replaced with the following.

The Fund’s Board of Trustees (the “Board”) is comprised of four Trustees, three of whom (75%) are Independent Trustees.  The Board has overall responsibility for overseeing the investment program of the Fund and its management and operations and for engaging an investment adviser that is responsible for the day-to-day management of the Fund’s portfolio.  The Board exercises the powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a Massachusetts business trust and has authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board has appointed Ms. Mulligan, an Interested Trustee, to serve in the role of Chairman.  The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board.  The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings.  The Chairman may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of a person as Chairman does not impose on such person any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board (including all the Independent Trustees) believes that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund and is best suited to appropriately fulfill the Chairman’s role (as described above) given the specific characteristics and circumstances of the Fund.  Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.  The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and without appointing an Independent Trustee as lead Independent Trustee, and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board and to constitute all the members of the Fund’s Nominating and Governance Committee and Audit Committee.  The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure.  In addition, the Independent Trustees also routinely meet in executive session and have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

The sixth paragraph of the sub-section of the Fund’s SAI entitled “The Board/Committees” in the section of the SAI entitled “Trustees and Officers” is hereby deleted and replaced with the following.

On February 16, 2017, the Fund’s Board, including all the Fund’s Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940) of the Fund, approved a new investment advisory agreement with the Adviser.  The terms of the new investment advisory agreement are the same as the terms of the Fund’s previous investment advisory agreement with the Adviser (including the same rate at which the investment advisory fee is calculated), except that the new investment advisory agreement is dated February 16, 2017 and will terminate on July 14, 2017.  The Fund’s previous investment advisory agreement with the Adviser terminated by its terms in accordance with the requirements of the Investment Company Act of 1940 upon the death of Mr. Oates, who was a controlling person of the Adviser.  In approving the new investment advisory agreement, the Trustees relied upon the factors that they previously considered when most recently approving the Fund’s previous investment advisory agreement with the Adviser, which were as follows:  The factors considered by the Trustees included among others the nature, quality and extent of services provided by the Adviser to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, the Adviser’s profitability from managing the Fund before marketing expenses paid by the Adviser, possible economies of scale and possible financial and other benefits to the Adviser from serving as investment adviser.  Based upon its review, the Trustees concluded that it is in the best interest of the Fund to continue the previous investment advisory agreement with the Adviser and to continue to retain the Adviser under the Fund’s new investment advisory agreement.  In reaching this conclusion with respect to the previous investment advisory agreement the Trustees made the following determinations:  (1) NMR has demonstrated competitive return results versus both its peer group and relative market index for the 1, 3, 5 and 10 year periods; (2) the expense ratio and management fee remain comparable to the category average; and (3) NMR utilizes the necessary resources, capabilities, and personnel required to manage the Fund effectively.  Additional information is included in the Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2016.

The second paragraph of the section of the Fund’s SAI entitled “Advisory and Service Contract” is hereby deleted and replaced with the following.

Prior to his death on February 14, 2017, Mr. Oates was deemed to “control” (as that term is defined in the Investment Company Act of 1940) NMR as a result of his ownership interest in NMR, which ownership remains in the estate of Mr. Oates and is controlled by the executor of his estate.  Mr. Manoogian is an affiliated person of the Fund in his capacity as Chief Compliance Officer and is an affiliated person of NMR in his capacity as Chief Compliance Officer.  Mr. Francini is an affiliated person of the Fund in his capacity as Vice President and Chief Financial Officer and is an affiliated person of NMR in his capacity as a Director.  Ms. Mulligan is an affiliated person of the Fund in her capacity as President and a Trustee and is an affiliated person of NMR in her capacity as President and a Director.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE